SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2010

AEROSONIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11750	74-1668471
State or other jurisdiction of incorporation or organization	(Commission File Number)	(I.R.S. Employer Identification No.)

1212 North Hercules Avenue
Clearwater, Florida 33765
(Address of principal executive offices and Zip Code)

(727) 461-3000
(Registrant’s telephone number, including Area Code)

Not applicable
(Former Name, Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01.  Changes in Registrant’s Certifying Accountant

Aerosonic Corporation (the “Company”) appointed Mayer Hoffman McCann P.C. as the Company’s new auditor as approved by the Audit Committee of the Board of Directors on November 8, 2010.  The Company was notified that the shareholders of Kirkland, Russ, Murphy & Tapp, P.A. (“KRMT”), the independent registered public accounting firm engaged by the Company on January 15, 2010, became shareholders of Mayer Hoffman McCann P.C. pursuant to an asset purchase agreement effective November 1, 2010.  KRMT now operates under the name of Mayer Hoffman McCann P.C.    A copy of the letter from Kirkland, Russ, Murphy & Tapp P.A. to the U.S. Securities and Exchange Commission, dated as of November 10, 2010 is included as Exhibit 16.1 hereto.

During the Company's two most recent fiscal years ended 1/31/10 and through the date of this Current Report on Form 8-K, the Company did not consult with Mayer Hoffman McCann P.C. regarding any of the matters or reportable events set forth in Item 304 (a)(2) (i) and (ii) of Regulation S-K.

The audit reports of KRMT on the consolidated financial statements of the Company as of, and for the year ended 1/31/10, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified, or modified, as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company's consolidated financial statements for each of the fiscal years ended 1/31/10 and through the date of this Current Report on Form 8-K, there were (i) no disagreements between the Company and KRMT on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KRMT, would have caused KRMT to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, or for any reporting period, since the Company's last fiscal year end and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided KRMT a copy of the disclosures in the Form 8-K and has requested that KRMT furnish it with a letter  addressed to the Securities and Exchange Commission stating whether or not KRMT agrees with the  Company's statements in this Item 4.01. A copy of the letter dated November 10, 2010 furnished by KRMT in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

16.1      Letter from Kirkland, Russ, Murphy & Tapp, P.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROSONIC CORPORATION

Dated: November 10, 2010	By:	/s/ Douglas J. Hillman
Douglas J. Hillman President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from Kirkland, Russ, Murphy & Tapp P.A. to the U.S. Securities and Exchange Commission, dated as of November 10, 2010, stating its agreement with the statements made in this report.